UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2013

PAID, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28720	73-1479833
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

40 Washington Street Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 861-6050

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On June 10, 2013, the Audit Committee of the Board of Directors of PAID, Inc. (the “Company”) dismissed Rosen Seymour Shapss Martin & Company LLP (“RSSM”) as the Company’s independent registered public accounting firm, to be replaced by a new firm.

RSSM’s reports on the Company’s financial statements for the two years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, except as follows: (1) the Report of Independent Registered Public Accounting Firm dated April 15, 2013, for the year ended December 31, 2012, raised substantial doubt about the Company’s ability to continue as a going concern, and (2) the Report of Independent Registered Public Accounting Firm dated May 15, 2012, for the year ended December 31, 2011, expressed an adverse opinion with respect to the Company’s internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

During the Company’s fiscal years ended December 31, 2012 or 2011, and through June 10, 2013, there were no disagreements between the Company or RSSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of RSSM, would have caused RSSM to make reference to the matter in their report. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended December 31, 2012 and 2011 or through June 10, 2013.

The Company requested that RSSM furnish it with a stating whether it agrees with the statements made by the Company in response to this item, and if not, stating the respects in which it does not agree. The Company will file RSSM’s letter as an exhibit to this report within 10 business days after the filing of this report, or if earlier, within two business days of receipt.

(b) On June 10, 2013, the Audit Committee of the Board of Directors of the Company engaged the firm of KMJ | Corbin & Company LLP (“KMJ/Corbin”) as the Company’s new independent registered public accounting firm. For the fiscal years ended December 31, 2012 and 2011, and as of the date hereof, the Company (or someone on its behalf) has not consulted with KMJ/Corbin regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company’s or oral advice was provided that KMJ/Corbin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; nor

(ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On June 10, 2013, Mr. W. Austin Lewis IV, who was named President and CEO as of July 31, 2012, has been formally named as Treasurer/CFO and Secretary of the Company. Mr. Lewis also serves as a Director of the Company since July 31, 2012. Mr. Lewis was serving as the temporary Principal Financial Officer since January 1, 2013. Mr. Lewis receives no additional compensation for these new positions.

Mr. Lewis, aged 37, also currently serves as the Chief Executive Officer of Lewis Asset Management Corp., an investment management company headquartered in New York City which he founded in 2004. From 2003 to 2004, Mr. Lewis was employed at Puglisi & Company, a New York based broker-dealer registered with FINRA, where he served as a registered representative and managed individual client accounts, conducted due diligence for investment banking activities and managed his own personal account. In 2002, Mr. Lewis co-founded Thompson Davis & Company, Inc., a registered broker-dealer headquartered in Richmond, Virginia. From 1998 to 2002, Mr. Lewis was employed by Branch Cabell and Company, Inc. in Richmond, Virginia (“Branch Cabell”) where he was a registered representative. Following the November 2000 acquisition of Branch Cabell by Tucker Anthony Incorporated (“Tucker Anthony”), Mr. Lewis served as a Vice President for Tucker Anthony and subsequently RBC Dain Rauscher, Inc. which acquired Tucker Anthony in August of 2001. Mr. Lewis received his Bachelor of Science degree in Finance and Financial Economics from James Madison University in 1998.

Mr. Lewis also serves as a director for MAM Software Group, Inc. since January 2009 and Viryanet Ltd. since February 2010. Mr. Lewis was also a director of Diamondhead Casino Corp. and resigned as director in 2011.

Item 7.01 Regulation FD Disclosure.

On June 13, 2013, PAID, Inc. (the "Company") will deliver a corporate presentation (the "Presentation") at the Singular Research Solstice Conference in New York, New York. A copy of the Presentation is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including the information set forth in the Presentation, is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Exchange Act, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Events.

On June 13, 2013, PAID, Inc. (the "Company") will deliver a corporate presentation (the "Presentation") at the Singular Research Solstice Conference in New York, New York. A copy of the Presentation is attached hereto as Exhibit 99.1. The Presentation is also available on the Company's website at http://www.PAID.com. None of the information contained on the Company's website is intended to be, and shall not be deemed to be, incorporated into this filing on Form 8-K or any of the Company’s other securities filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

16.1	Letter dated June 13, 2013 from Rosen Seymour Shapss Martin & Company LLP

99.1	Presentation of PAID, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAID, INC.

Date: June 13, 2013	By:	/s/ W. Austin Lewis, IV
W. Austin Lewis, IV, President

EXHIBIT INDEX

Exhibit	Description

16.1	Letter dated June 13, 2013 from Rosen Seymour Shapss Martin & Company LLP

99.1	Presentation of PAID, Inc.